                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.________)


 [X]  FILED BY THE REGISTRANT
 [ ]  FILED BY A PARTY OTHER THAN THE REGISTRANT


 CHECK THE APPROPRIATE BOX:
 [X]  PRELIMINARY PROXY STATEMENT              [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
 [ ]  DEFINITIVE PROXY STATEMENT                   (AS PERMITTED BY RULE 14a-6(e)(2))
 [ ]  DEFINITIVE ADDITIONAL MATERIALS
 [ ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                          ANCHOR BANCORP WISCONSIN INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

 PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 [X]  NO FEE REQUIRED.

 [ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

      (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                                                         -------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                                                       ---------
      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
                                                                    ------------
      (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                                                          ----------------------
      (5) TOTAL FEE PAID:
                         -------------------------------------------------------

 [ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

 [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1) AMOUNT PREVIOUSLY PAID:
                                 -----------------------------------------------
      (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.
                                                      --------------------------
      (3) FILING PARTY
                      ----------------------------------------------------------
      (4) DATE FILED:
                     -----------------------------------------------------------

                                                                   June 25, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Anchor BanCorp Wisconsin Inc. The meeting will be held at the Crowne Plaza - Madison, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 1999 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Anchor BanCorp Wisconsin Inc. are sincerely appreciated.


                                              Sincerely,

                                              /s/ Douglas J. Timmerman

                                              Douglas J. Timmerman
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.
                               25 WEST MAIN STREET
                            MADISON, WISCONSIN 53703
                                 (608) 252-8700

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 27, 1999

                                 ---------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Anchor BanCorp Wisconsin Inc. (the "Company") will be held at the Crowne Plaza - Madison, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 1999 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1)    To elect three (3) directors for a three-year term, and one
(1) director for a one-year term, and in each case until their successors are elected and qualified;

         (2) To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 30,000,000 to 100,000,000 shares;

         (3)    To approve the 1999 Employee Stock Purchase Plan;

         (4) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2000; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed June 18, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ J. Anthony Cattelino

                                            J. Anthony Cattelino
                                            Vice President and Secretary

Madison, Wisconsin
June 25, 1999


================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                      [This page intentionally left blank]

                          ANCHOR BANCORP WISCONSIN INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 27, 1999



         This Proxy Statement is furnished to holders of common stock, $.10 par value per share (the "Common Stock"), of Anchor BanCorp Wisconsin Inc. (the "Company"), the principal asset of which is all of the outstanding capital stock of AnchorBank, S.S.B. (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza - Madison, 4402 E. Washington Avenue, Madison, Wisconsin, on Tuesday, July 27, 1999 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 25, 1999.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein; for approval of the amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 30,000,000 to 100,000,000 shares; for approval of the 1999 Employee Stock Purchase Plan; for ratification of the appointment of Ernst & Young LLP as the Company's auditors for fiscal 2000 and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (J. Anthony Cattelino, Vice President and Secretary, Anchor BanCorp Wisconsin Inc., 25 West Main Street, Madison, Wisconsin 53703); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING


         Only stockholders of record at the close of business on June 18, 1999 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the
Voting Record Date, there were approximately                shares of Common
Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock in each class, up to the number of directors to be elected in such class, shall be elected as directors of the Company. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposals to adopt the amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 30,000,000 to 100,000,000 shares, to adopt the 1999 Employee Stock Purchase Plan, and to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2000.

ABSTENTIONS AND BROKER NON-VOTES

         Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included for purposes of determining the presence of a quorum. Abstentions will have no effect on the outcome of the voting of the proposals because directors are elected by a plurality of the votes cast and for all other matters to be voted on at the Annual Meeting, abstentions will not be included in the number of votes cast on a matter.

         Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules of the New York Stock Exchange) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

         The election of directors and the proposals to approve the 1999 Employee Stock Purchase Plan and to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes", consequently, shares held by brokers or third party nominees will be counted if and as voted by such brokers and third party nominees. The proposal to approve the amendment to the Company's Articles of Incorporation is considered "non-discretionary" and for which there will be broker non-votes. A broker non-vote will not be considered a vote cast and will have no effect on the voting of this proposal.

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)


         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible. Pursuant to the Bylaws of the Company, the number of directors of the Company is currently set at eight, divided into classes of three, three, and two directors each. One class is elected each year to serve for a term of three years, and in each case until their respective successors are elected and qualified.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended March 31, 1999.

         Four directors are to be elected at the Annual Meeting. Three of the nominees are current directors of the Company (including one former director of FCB Financial Corp. who was appointed upon consummation of the acquisition of FCB Financial Corp. on June 7, 1999) and the remaining nominee is a former director of FCB Financial Corp. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         Effective June 7, 1999, Mr. Arlie M. Mucks, Jr. resigned from the Board. Mr. Mucks has served as director of the Company since 1992. In accordance with the provisions of the January 5, 1999, Agreement and Plan of Merger by and between FCB Financial Corp. and the Company ("Merger Agreement") which requires that two former directors of FCB Financial Corp. be nominated for election to the Company's Board of Directors, Mr. Richard A. Bergstrom, President of Bergstrom Corporation and former director of FCB Financial Corp., was unanimously elected by the Company's Board of Directors to fill the vacancy created by Mr. Mucks' resignation and to serve for the remainder of Mr. Mucks' term, which expires at the 1999 Annual Meeting. The Nominating Committee has also nominated Mr. Bergstrom for election by the stockholders at the 1999 Annual Meeting to a three-year term expiring in 2002.

         On February 10, 1999, Mr. Robert C. Buehner, director of the Company since 1992, passed away. At the time of his death, Mr. Buehner's term as a director was to expire in 2000. This position remains vacant as of the date of this Proxy Statement and will remain vacant until the Annual Meeting. The Nominating Committee has nominated Mr. Donald D. Kropidlowski, who currently serves as a director of the Company and whose current term expires at the Annual Meeting, for election by the stockholders to fill this vacancy as of the date of the Annual Meeting, with Mr. Kropidlowski to serve a one-year term (the remainder of Mr. Buehner's term) expiring in 2000.

         Also in accordance with the Merger Agreement, the Nominating Committee has nominated Mr. Donald D. Parker, Senior Vice President of the Bank and former Chairman of the Board of FCB Financial Corp. and Fox Cities Bank, F.S.B., for election by the stockholders at the Annual Meeting for a three year term expiring in 2002.

         Mr. Pat Richter is a current director of the Company and is being nominated for a three-year term expiring in 2002.

         The remaining four directors will continue to serve in accordance with their previous elections.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the four nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

          NOMINEES FOR DIRECTOR WITH THREE-YEAR TERMS EXPIRING IN 2002

                                          Position with the Company and
                                          Principal Occupation During the                     Director
        Name                Age                   Past Five Years                             Since (1)
        ----                ---           -------------------------------                     ---------
Pat Richter                  57       Director; Athletic Director of the University of           1990
                                      Wisconsin - Madison since February 1990; previously
                                      Vice President - Human Resources for Oscar Mayer
                                      Foods Corporation.

Donald D. Parker             61       Senior Vice President of the Bank, former Director           --
                                      and Chairman of the Board of FCB Financial Corp.
                                      and Fox Cities Bank, F.S.B.

Richard A. Bergstrom         48       Director; President of Bergstrom Corporation since         1999
                                      January 1998, previously served as Executive Vice
                                      President of Bergstrom Corporation.

            NOMINEE FOR DIRECTOR WITH ONE-YEAR TERM EXPIRING IN 2000

                                          Position with the Company and
                                          Principal Occupation During the                     Director
        Name                Age                   Past Five Years                             Since (1)
        ----                ---           -------------------------------                     ---------
Donald D. Kropidlowksi       57       Director; Senior Vice President of the Bank; former        1995
                                      Director, President and Chief Executive Officer of
                                      American Equity Bancorp and American Equity Bank of
                                      Stevens Point.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NOMINEES FOR
                                   DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WITH TERMS EXPIRING IN 2000

                                            Position with the Company and
                                            Principal Occupation During the                        Director
       Name                  Age                    Past Five Years                                Since (1)
       ----                  ---            --------------------------------                       ---------

Bruce A. Robertson            75     Director; formerly Vice President of the Bank from              1987(2)
                                     October 1987 until December 1989; prior thereto
                                     Chairman, President and Chief Executive Officer of
                                     Columbus Federal Savings and Loan Association until
                                     that Association merged with and into the Bank in
                                     September 1987.

Holly Cremer Berkenstadt      43     Director; President and Director of Wisconsin                   1994
                                     Cheeseman, Inc., a direct food and gift company
                                     located in Sun Prairie, Wisconsin.

                      DIRECTORS WITH TERMS EXPIRING IN 2001

                                            Position with the Company and
                                            Principal Occupation During the                        Director
       Name                  Age                    Past Five Years                                Since (1)
       ----                  ---            --------------------------------                       ---------
Douglas J. Timmerman          58     Chairman, President and Chief Executive Officer;                1971
                                     has served in various management positions with the
                                     Bank prior to his appointment as President in May
                                     1983 and Chief Executive Officer in May 1985.

Greg M. Larson                49     Director; Chief Executive Officer and Manager of                1992
                                     CedarTree LLC.  Former President and Chief
                                     Executive Officer of Demco, Inc. a direct mail
                                     school and library supply company located in
                                     Madison, Wisconsin.

-------------------

(1)   Includes service as director of the Bank.
(2)   Excludes service with predecessor institutions.

STOCKHOLDER NOMINATIONS

         Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) 60 days prior to the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of four regular meetings during the fiscal year ended March 31, 1999. In addition, there were four special meetings of the Board. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended March 31, 1999, and the total number of meetings held by all committees on which he or she served during such year.

         The Board of Directors has established an Audit Committee which reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The members of this committee, which met twice during the fiscal year ended March 31, 1999, are Messrs. Mucks (Chairman), Larson, Robertson and Ms. Berkenstadt.

         The Compensation Committee of the Board of Directors determines compensation for executive officers. The members of this committee which met twice during the fiscal year ended March 31, 1999, are Messrs. Greg M. Larson, Pat Richter, and Bruce A. Robertson. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended March 31, 1999 is set forth below.

         The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met one time during the fiscal year ended March 31, 1999.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


         The following sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.

         J. Anthony Cattelino (age 56). Mr. Cattelino currently serves as Vice President and Secretary of the Company and as Senior Vice President - Marketing and Retail Administration for the Bank and is responsible for the branch network, deposit acquisition, consumer lending, marketing and retail operations. Mr. Cattelino joined the Company in 1974 as Director of Marketing, was promoted to Vice President of Marketing in 1976 and to his current position in 1985. Mr. Cattelino is on the Board of Directors of Anchor Insurance Services, Inc. and the Mendota Gridiron Club.

         Michael W. Helser (age 54). Mr. Helser is currently Treasurer and Chief Financial Officer of the Company and Senior Vice President - Finance and Chief Financial Officer of the Bank. Mr. Helser joined the Company in 1974 as Internal Auditor, and was promoted to Vice President - Finance in 1979 and to his current position in 1985. Prior to joining the Company, Mr. Helser was a Senior Accountant with the public accounting firm of Ernst & Whinney (now Ernst & Young
LLP), Milwaukee, Wisconsin. Mr. Helser is a certified public accountant.

         Ronald R. Osterholz (age 50). Mr. Osterholz is currently Vice President
- Human Resources of the Bank. Mr. Osterholz joined the Bank in 1973 and previously served as Savings Officer, Branch Manager and Branch Coordinator. In 1981, he was named Assistant Vice President and in 1985 was appointed to his current position. Mr. Osterholz is active in the University of Wisconsin Alumni Association functions, on the Board of the University of Platteville Foundation and is in various civic organizations and clubs.

         David L. Weimert (age 48). Mr. Weimert is currently First Vice President - Secondary and Lending Administration. Mr. Weimert joined the Bank in 1991 and has extensive experience in the financial services industry. He has served in various management capacities at savings associations, mortgage banking companies and commercial banks. Mr. Weimert served as President of Community Savings and Loan Association, Fond du Lac, Wisconsin from 1987 to 1990 and President of Investors Mortgage Service Company, Burbank, California, from 1985 to 1987.

         Donald F. Bertucci (age 49). Mr. Bertucci is currently First Vice President - Residential Lending of the Bank and is responsible for one-to-four family residential lending. He joined the Bank in 1972 and previously served as Branch Manager, Mortgage Division Coordinator and Commercial Real Estate Loan Officer. In 1984 he was appointed Vice President, and he assumed his present position as First Vice President - Residential Lending in June of 1996. Mr. Bertucci is a member of the Madison Board of Realtors and the Madison Area Mortgage Bankers Association and is a licensed real estate broker.

         Daniel K. Nichols (age 43). Mr. Nichols is currently First Vice President-Commercial Lending of the Bank and is responsible for commercial lending, commercial real estate, credit and quality control. He joined the Bank in 1985 to start up the commercial lending department. In 1990 he was promoted to Vice President and became responsible for commercial lending and commercial real estate. He assumed his present position as First Vice President in June of 1996. Mr. Nichols holds both a BBA and MBA in finance from the University of Wisconsin-Madison. He is a Board member of the Weinert program at the University of Wisconsin and is also on the Board of Directors of the Easter Seal Society and a member of the MACC Fund.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and director nominees of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                        Common Stock Beneficially Owned
                                                                                    as
                                                                             of June 18, 1999 (1)
                                                            ------------------------------------------------------
Name of Beneficial Owner                                               No.                           %
------------------------------------------------------------------------------------------------------------------
Anchor BanCorp Wisconsin Inc.                                     1,453,138  (2)                    8.0%
 Employee Stock Ownership Plan Trust
25 West Main Street
Madison, Wisconsin

Directors:
  Holly Cremer Berkenstadt                                           84,100  (3)                      *
  Richard A. Bergstrom                                               78,724  (4)                      *
  Donald D. Kropidlowski                                            154,527  (5)                      *
  Greg M. Larson                                                     97,647  (6)                      *
  Arlie M. Mucks, Jr.                                               119,840  (7)                      *
  Donald D. Parker                                                  171,568  (8)                      *
  Pat Richter                                                       113,748  (9)                      *
  Bruce A. Robertson                                                 99,436 (10)                      *
  Douglas J. Timmerman                                            1,614,313 (11)                    8.1

Executive officers who are not
 Directors:
  J. Anthony Cattelino                                              315,076 (12)                    1.9
  Michael W. Helser                                                 321,532 (13)                    2.0
  Daniel K. Nichols                                                 124,299 (14)                      *

All directors and executive officers                              3,599,258 (15)                   17.8
 of the Company and the Bank as a
 group (15 persons)


*        Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options which are exercisable within 60 days of the Voting Record Date by an individual or group are deemed to be outstanding for the purpose of computing the percentages of Common Stock beneficially owned by the respective individual or group.

(2) The Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and the trustees. The current trustees are: Ronald R. Osterholz, Vice President - Human Resources of the Bank, and Mark D. Timmerman, Vice President, Secretary, and General Counsel of the Bank. As of the Voting Record Date, there remain 33,333 shares held in the Trust to be allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions and unallocated shares will be voted in the same ratio on any matter as those shares for which instructions are given.

(3) Includes 68,000 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date, and 100 shares owned by Ms. Berkenstadt's spouse.

(4) Includes 27,450 shares held jointly with Mr. Bergstrom's wife, with whom voting and dispositive power is shared, 37,881 shares held by Mr. Bergstrom's children, which may be deemed to be beneficially owned by Mr. Bergstrom, and 13,393 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 41,342 shares held jointly with Mr. Kropidlowski's wife with whom voting and dispositive power is shared, 1,220 shares held by Mr. Kropidlowski's wife, which may be deemed to be beneficially owned by Mr. Kropidlowski, 30,528 shares held in the Company's Retirement Plan allocated to Mr. Kropidlowski's account, 15,427 shares held in the ESOP allocated to Mr. Kropidlowski's account, and 61,730 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(6) Includes 4,500 shares held jointly with Mr. Larson's wife, with whom voting and dispositive power is shared, 2,147 shares held by Mr. Larson's children, which may be deemed to be beneficially owned by Mr. Larson, and 2,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(7) Includes 36,200 shares held jointly with Mr. Mucks' wife with whom voting and dispositive power is shared, 4,640 shares owned by Mr. Mucks' wife, which Mr. Mucks may be deemed to beneficially own, and 79,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(8) Includes 30,343 shares held jointly with Mr. Parker's wife with whom voting and dispositive power is shared, 52,716 shares held in a living trust for the benefit of Mr. Parker and his wife, 3,756 shares held by Mr. Parker's wife which may be deemed to be beneficially owned by Mr. Parker, 26,589 shares held in the ESOP allocated to Mr. Parker's account and 53,664 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(9) Includes 32,700 shares owned jointly with Mr. Richter's wife with whom voting and dispositive power is shared, 2,048 shares owned by Mr. Richter's wife, which Mr. Richter may be deemed to beneficially own, and 79,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(10) Includes 19,188 shares owned by Mr. Robertson's wife, which may be deemed to be beneficially owned by Mr. Robertson, and 54,000 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(11) Includes 662,952 shares held in a living trust for the benefit of Mr. Timmerman and his wife, 135,349 shares held in the Company's Retirement Plan allocated to Mr. Timmerman's account, 28,268 shares held in the ESOP allocated to Mr. Timmerman's account, 4,600 restricted shares granted pursuant to the Company's Management Recognition Plans and 783,144 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 431,845 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits to be paid to Mr. Timmerman pursuant to a deferred compensation agreement entered into between the Bank and Mr. Timmerman, a Supplement Executive Retirement Plan and an Excess Benefit Plan; Mr. Timmerman does not possess voting or investment power with respect to such shares. See "Executive Compensation - Deferred Compensation Agreement" and "- Supplemental Executive Retirement Plan and Excess Benefit Plan."

(12) Includes 144,410 shares held jointly with Mr. Cattelino's wife, with whom voting and dispositive power is shared, 500 shares owned by Mr. Cattelino's wife and 4,000 shares owned by Mr. Cattelino's children, which Mr. Cattelino may be deemed to beneficially own, 36,035 shares held in the Company's Retirement Plan allocated to Mr. Cattelino's account, 24,529 shares held in the ESOP allocated to Mr. Cattelino's account, 1,000 restricted shares granted pursuant to the Company's Management Recognition Plans and 104,602 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 9,720 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan. See "Executive Compensation - Supplemental Executive Retirement Plan and Excess Benefit Plan."

(13) Includes 164,210 shares held jointly with Mr. Helser's wife, with whom voting and dispositive power is shared, 1,200 shares held by Mr. Helser's wife in trust for the benefit of their children, which Mr. Helser may be deemed to beneficially own, 37,704 shares held in the Company's Retirement Plan allocated to Mr. Helser's account, 24,516 shares held in the ESOP allocated to Mr. Helser's account, 1,000 restricted shares granted pursuant to the Company's Management Recognition Plans and 92,902 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 9,720 shares of Common Stock held by a rabbi trust established by the Bank to fund certain benefits pursuant to an Excess Benefit Plan. See "Executive Compensation Supplemental Executive Retirement Plan and Excess Benefit Plan."

(14) Includes 39,400 shares held jointly with Mr. Nichols' wife, with whom voting and dispositive power is shared, 26,944 shares held in the Company's Retirement Plan allocated to Mr. Nichols' account, 13,907 shares held in the ESOP allocated to Mr. Nichols' account, 1,000 restricted shares granted pursuant to the Company's Management Recognition Plans and 43,048 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date.

(15) Includes 297,931 shares held in the Company's Retirement Plan allocated to the accounts of executive officers, 9,600 restricted shares granted to executive officers pursuant to the Company's Management Recognition Plans, for which executive officers possess sole voting power and no investment power, and 1,547,351 shares which executive officers and directors as a group may acquire pursuant to the exercise of stock options exercisable within 60 days of the Voting Record Date. Does not include 451,284 shares held by a rabbi trust established by the Bank to fund certain benefits to be paid to certain executive officers of the Company. See Notes 11, 12 and 13 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers during the year ended March 31, 1999, except for Arlie M. Mucks, Jr. who filed one late report relating to one transaction for the purchase of Common Stock.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the most highly compensated executive officers of the Company whose total compensation during the last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

==================================================================================================================================
                                             Annual Compensation                    Long Term Compensation
                                   --------------------------------------     --------------------------------
                                                                                          Awards       Payouts      All Other
        Name and           Fiscal                         Other Annual                                            Compensation
    Principal Position      Year      Salary    Bonus     Compensation (2)                                            (5)
                                        (1)
                                                                             ---------------------------------
                                                                              Stock                     LTIP
                                                                             Grants(3)    Options(4)   Payouts
----------------------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman        1999    $449,511   $141,500         $0            $ 99,222     95,000      $  0        $ 36,945
 President and Chief        1998     437,002    135,500          0              41,850    140,000         0          36,410
 Executive Officer          1997     435,502    101,697          0              42,075    102,000         0          73,764
----------------------------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino        1999    $125,625   $ 76,437         $0            $ 31,497      6,000      $  0        $  8,770
 Vice President and         1998     120,988     42,398          0               4,963     30,000         0          11,902
 Secretary                  1997     117,887     36,924          0               3,400      8,512         0          46,814
----------------------------------------------------------------------------------------------------------------------------------
Michael W. Helser           1999    $125,625   $ 76,437         $0            $ 31,497      6,000      $  0        $  8,926
 Treasurer and Chief        1998     120,988     42,398          0               4,963     30,000         0          11,902
 Financial Officer          1997     117,887     36,924          0               3,400      8,512         0          46,814
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Nichols           1999    $ 83,103   $ 61,057         $0            $ 31,497      5,000      $  0        $  7,504
 First Vice President -     1998      80,958     30,944          0               4,963     12,000         0           9,864
 Commercial Lending         1997      73,873     20,791          0               3,400     17,548         0          10,361
----------------------------------------------------------------------------------------------------------------------------------
Donald F. Bertucci          1999    $ 83,103   $ 61,057         $0            $ 31,497      5,000      $  0        $  7,650
 First Vice President -     1998      80,958     30,944          0               4,963     12,000         0           9,864
 Residential Lending        1997      74,803     21,563          0               3,400     17,548         0          10,518
==================================================================================================================================

(1) Includes amounts deferred by the executive officer pursuant to the Company's Retirement Plan, a defined contribution plan which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code").

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company, payment of club dues and parking privileges. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Represents the grant of shares of restricted Common Stock pursuant to the Company's Management Recognition Plans, which were deemed to have had the indicated value at the date of grant. The fair market value of restricted Common Stock held by Messrs. Timmerman, Cattelino, Helser, Nichols and Bertucci at March 31, 1999 is $70,725, $15,375, $15,375,
         $15,375 and $15,375 respectively. The awards vest within six months from the date of grant. Recipients receive dividends paid on restricted stock prior to vesting.

(4) Consists of awards granted pursuant to the Company's 1992 Stock Incentive Plan or 1995 Stock Incentive Plan which are exercisable at the rate of either 25%, 33.3%, 50% or 100% per year commencing on the date of grant.

(5) In fiscal 1999, consists of amounts allocated or paid by the Company on behalf of Messrs. Timmerman, Cattelino, Helser, Nichols and Bertucci pursuant to the Company's ESOP of $5,157, $5,157, $5,157, $5,011 and $5,157, respectively, and the Company's Retirement Plan of $4,038, $3,613, $3,769, $2,493 and $2,493, respectively, as well as the payment of director's fees to Mr. Timmerman in the amount of $27,750.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended March 31, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR


=====================================================================================================================

                                                                                        Potential Realizable Value
                                                                                         at Assumed Annual Rates
                                  Individual Grants                                    of Stock Price Appreciation
                                                                                            for Option Term (3)
---------------------------------------------------------------------------------------------------------------------

                           Options    % of Total Options        Exercise   Expiration
          Name             Granted   Granted to Employees (1)   Price (2)     Date          5%            10%

---------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman        70,000            36.2%            $ 19.9375    07/07/08   $ 2,273,600   $ 3,619,700
---------------------------------------------------------------------------------------------------------------------

Douglas J. Timmerman        25,000            12.9               18.8125    12/16/08       766,000     1,219,750
---------------------------------------------------------------------------------------------------------------------

J. Anthony Cattelino         6,000             3.1               19.9375    07/07/08       194,880       310,260
---------------------------------------------------------------------------------------------------------------------

Michael W. Helser            6,000             3.1               19.9375    07/07/08       194,880       310,260
---------------------------------------------------------------------------------------------------------------------

Donald F. Bertucci, Jr.      5,000             2.6               19.9375    07/07/08       162,400       258,550
---------------------------------------------------------------------------------------------------------------------

Daniel K. Nichols            5,000             2.6               19.9375    07/07/08       162,400       258,550
=====================================================================================================================

(1) Percentage of options granted to all employees during the fiscal year ended March 31, 1999.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $32.48 and $51.71 for grants whose exercise price is $19.9375 per share, and $30.64 and $48.79 for grants whose exercise price is $18.8125 per share at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's stock option plans by the named executive officers during the fiscal year ended March 31, 1999 and options held at March 31, 1999.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

====================================================================================================================
                              Shares
                           Acquired on      Value        Number of Unexercised     Value of Unexercised Options at
          Name               Exercise     Realized        Options at Year End                Year End (1)
                                                      --------------------------------------------------------------
                                                      Exercisable  Unexercisable    Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------
Douglas J. Timmerman         137,760   $ 2,199,718       683,146      175,000       $ 6,708,472      $ 367,496
--------------------------------------------------------------------------------------------------------------------
J. Anthony Cattelino          45,955       626,910        91,602       26,000           902,394         91,874
--------------------------------------------------------------------------------------------------------------------
Michael W. Helser             48,655       722,905        79,902       26,000           745,906         91,874
--------------------------------------------------------------------------------------------------------------------
Donald F. Bertucci, Jr.        3,220        55,343        49,048       13,000           402,455         23,750
--------------------------------------------------------------------------------------------------------------------
Daniel K. Nichols              7,000       115,719        36,548       13,000           313,174         23,750
--------------------------------------------------------------------------------------------------------------------

(1)      Based on a per share market price of $15.375 at March 31, 1999.

COMPENSATION OF DIRECTORS

         BOARD FEES. Each member of the Board of Directors of the Company is paid a fee of $1,500 for each regular quarterly Board meeting attended. In addition, each director of the Bank also is paid a fee of $1,500 for each regular meeting of the Board of Directors of the Bank attended. Directors of the Company and the Bank also receive a fee of $350 for each regular committee meeting of the Board attended and $750 for each special Board meeting attended.

         DIRECTORS' DEFERRED COMPENSATION PLAN. The Company and the Bank maintain plans under which members of their Boards of Directors may elect to defer receipt of all or a portion of their director's fees. Under the plans, the Company and the Bank are obligated to repay the deferred fees, semi-annually over a five year period together with interest at a stated rate, upon the participating director's resignation from the Board of Directors. During the year ended March 31, 1999, no director deferred funds pursuant to these deferred compensation plans.

         DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 1992 Directors' Stock Option Plan (the "1992 Directors' Plan") and the 1995 Stock Option Plan for Non-Employee Directors ("1995 Directors' Plan") each of which provides for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the 1992 Directors' Plan, each director of the Company or the Bank who is not an employee of the Company or any subsidiary was granted an option to purchase 5,000 shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public offering thereof on July 15, 1992. Pursuant to the 1995 Directors' Plan, each non-employee director was granted an option to purchase 10,000 shares of Common Stock on May 12, 1995, the date the 1995 Directors' Plan was approved by the Board of Directors. Also, each non-employee director is granted an option to purchase 1,000 shares of Common Stock upon re-election to the Board. The exercise price of such options is the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plans become vested and exercisable six months from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Under rules established by the Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Administrative/Compensation Committee (the "Compensation Committee") has prepared the following report for inclusion in this proxy statement.

         The Compensation Committee of the Board of Directors is responsible for developing compensation guidelines reflected in the compensation program offered to the executive officers of the Company and Bank. In addition to compensation and benefits, the Compensation Committee of the Company also has exclusive jurisdiction over the administration and grants relating to all Stock Option Plans and/or Management Recognition Plans. During the 1999 fiscal year, the Committee met two (2) times. However, it should be noted that the Committee members meet informally at least quarterly.

         The members of the Compensation Committee of both the Company and Bank are identical. Director Greg M. Larson was chosen to replace Robert C. Buehner as a member of the Committee due to Mr. Buehner's death. No member of the Committee is a current or former employee of the Company or any subsidiary. In addition to their basic, overall responsibility for compensation, the Committee believes its deliberations, recommendations, and actions meet the Commission rules to provide certain data and information regarding the compensation practices of the Company and Bank.

         Officers of the Company are not separately compensated for their service in such capacity and are paid only for their service as officers of the Bank. An affiliated interest agreement exists between the Company and Bank. State and Federal regulators have not taken objection to its terms and conditions, which seek to fairly reimburse the Bank for activities of any officer or employee on behalf of the Company. The agreement is reviewed annually.

REPORT OF THE COMPENSATION COMMITTEE

GENERAL COMPENSATION POLICIES

         The Committee determines the broad general salary and benefit policies and procedures. The Committee uses outside consultants, market studies, and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary and bonus pay levels. The compensation survey information is drawn from both national and regional financial research organizations that report compensation practices and salary levels for executive positions at comparable size financial institutions.

         With respect to the Company's officers other than Mr. Timmerman, the Compensation Committee considered salary and bonus recommendations prepared by Mr. Timmerman or other executive officers to determine fiscal 1999 compensation. The Committee's objective is to offer competitive compensation programs in order to attract and retain those key officers who are crucial to the long-term success of the Company and the Bank.

         In general, the Committee has sought to design a compensation package in which a significant portion of the compensation paid to senior management (including named officers) be incentive-based since those individuals have more control and influence over the direction and performance of the Company and the Bank. In this way, a direct link is established between executive compensation and annual and as well as long-term performance of the Company and the Bank. Integration of all decisions regarding stock options and/or grants insures the Committee that the compensation package is viewed in its entirety on an annual basis.

         Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

EXECUTIVE COMPENSATION

         The compensation package offered to the executive officers of the Company and the Bank reflects the Committee's attempt to mix and balance various components such as salary, short and long term incentives, stock options and restricted stock as well as benefits available under the various employee plans.

         The Committee continues to utilize consultant reports on compensation and benefits appropriate for the Company and the Bank. The objective is focused on the appropriateness and level of compensation for all executive officers, including the President and the appropriateness of various incentive and benefit programs for senior officers.

         The Committee closely monitors those elements that are believed to enhance shareholder value. Included in that analysis are such items as the level of profits, earnings per share (EPS), return on average equity (ROE), return on average assets (ROA), operational efficiency (efficiency ratio) as well as the attainment of personal or unit goals. Of all the financial statistics evaluated, return on average equity is considered most important.

         The Committee continues to use a peer group (as designed by an outside consultant) which includes investor-owned Midwestern thrifts, savings banks, and commercial banks of similar size, organizational complexity, geographic location, and structure. It is the sole discretion of the Committee as to the interpretation of or weight given to each performance measure and its translation into short-term awards. The Committee recognizes that through consolidation, the peer group does change in its absolute makeup. The consultant continues to critique the substitution of new peer group members as these changes occur. The Committee is highly desirous of causing the short-term incentive plan to be consistent in its application from year to year. The Committee continues to be pleased with its effectiveness in motivating senior management.

         Stock option grants with deferred vesting and stock option awards provide the basis for a long-term incentive program. The objective of these options is to create a link between executive compensation and long-term Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the Executive's contribution toward Company and Bank performance. To encourage growth in shareholder value, stock options are granted to key management personnel who are in a position and have the responsibility to make a substantial contribution to the long-term success of the Company. The Compensation Committee believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. While the Committee has not required senior officers to hold specified amounts of Company stock, they are encouraged to do so. During the past year, modest amounts of bonus compensation were targeted as an incentive for senior officers to increase their ownership of the Company's stock.

         The Committee granted stock options to the Executive Management Group during fiscal 1999. The Executive Management Group is comprised of Messrs. Timmerman, Cattelino, Helser, Bertucci, Nichols, and Osterholz. Options granted were 95,000, 6,000, 6,000, 5,000, 5,000, and 5,000 respectively. Additional options amounting to 25,600 were granted to other nonexecutive officers. In addition, Management Recognition Plan shares were awarded to the

Executive Management Group in the amounts of 5,200, 1,600, 1,600, 1,600, 1,600, and 1,600 shares respectively. In the case of the Option Grants, the value of the option will be completely dependent on the future market value of the common stock.

         The Compensation Committee's policy with respect to other employee benefit plans is to provide competitive benefits to employees of the Company and the Bank, including executive officers. A competitive comprehensive benefit program is essential to achieving the goal of retaining and attracting highly-qualified employees.

         Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the tax deduction by corporate taxpayers is limited with respect to the compensation of certain executive officers above specified limits unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon current compensation levels and the Personnel Committee's commitment to link compensation with performance as described in this report, the Personnel Committee currently intends to qualify compensation paid to the executive officers of the Company and the Bank for deductibility by the Company under
Section 162(m) of the Code.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The compensation paid for fiscal 1999 to the Chief Executive Officer of the Company and the Bank, Douglas Timmerman, reflects the considered judgment of the Committee embracing the policy and process described previously.

         Mr. Timmerman's base salary was $455,000 for fiscal 1999. This is an increase of 2.2% over fiscal 1998. In determining the Chief Executive Officer's fiscal 1999 salary, the Committee continued to consider salaries offered by investor owned savings institutions and banks nationwide, as well as the consultant study referred to previously. In addition, the Committee considered the Bank's return on assets for the fiscal year 1999 of 1.13% as compared with 1.07% for fiscal 1998. Net income also increased 14.6% to a record $23.5 million for fiscal 1999 from $20.5 million the previous year. Earnings per share increased 20.75% to $1.28. Additionally, return on average equity continued very strong at 17.70% in 1999 versus 16.2% in 1998. A 2-for-1 stock split was distributed to all shareholders and cash dividends were increased by 25% to $.20 per share annually. Total assets continued to grow and were in excess of $2.14 billion at March 31, 1999. In establishing the Chief Executive Officer's salary, the Committee also considered Mr. Timmerman's contribution to controlling the Bank's operating expenses, and his contribution to the community through his involvement with various charitable and civic groups.

         Taking note of the Company's 6th consecutive record earnings per share, Mr. Timmerman was granted an incentive award of $141,500 (31.09% of salary). The bonus was contingent upon the achievement goals and targets as determined by the Committee. In addition to the MRP shares previously noted, 5,000 shares of Company stock were allocated to the Deferred Compensation Trust for his account as part of his payout under the Incentive Compensation Program.

Dated April 20, 1999

                                               Respectfully submitted:



                                               Greg M. Larson, Director
                                               Pat Richter, Director
                                               Bruce A. Robertson, Director

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock over a measurement period since March 31, 1994 with (i) the yearly cumulative total return on the stocks included in the NASDAQ Stock Market Index (for United States companies) and (ii) the yearly cumulative total return on the stocks included in the Media General Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                                        3/31/94        3/31/95        3/31/96        3/31/97        3/31/98        3/31/99
Anchor BanCorp Wisconsin Inc.           100.00         146.02         187.26         228.82         500.42         352.93

Media General Peer Group Index          100.00         113.32         160.39         223.16         371.58         301.73

NASDAQ Stock Market (U.S.)              100.00         106.09         142.70         159.64         241.26         315.28

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Bank (collectively the "Employers") have entered into employment agreements with Messrs. Timmerman, Cattelino and Helser pursuant to which the Employers agreed to employ these persons in their current positions for a term of three years, two years and two years, respectively, at their current salary of $455,000, $127,500 and $127,500, respectively. On an annual basis, the Board of Directors of the Employers may extend the employment term for an additional year, following an explicit review by such Boards of Directors of the officer's employment under the employment agreement. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, retirement or death. In the event that the officer's employment is terminated due to disability, as defined, he shall be paid 100% of his salary at the time of termination for a period of one year after termination and thereafter an annual amount equal to 75% of such salary for any remaining portion of the employment term, which amounts shall be offset by payments received from any disability plans of the Employers and/or any governmental social security or workers compensation program. In the event that prior to a Change in Control, as defined, (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the officer shall be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman, and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment, and (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation and stock compensation plans) until the earlier of expiration of the applicable severance period and the officer's obtainment of full time employment by another employer which provides substantially similar employee benefits at no cost to the officer. In the event that the officer's employment is terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, or the officer terminates his employment under such circumstances because certain adverse actions are taken by the Employers with respect to the officer's employment during the 24-month period and 12-month period following a Change in Control in the case of Mr. Timmerman and Messrs. Cattelino and Helser, respectively, the officer would be entitled to (i) severance payments for a 36-month period in the case of Mr. Timmerman and a 24-month period in the case of Messrs. Cattelino and Helser, which payments shall be based on the highest rate of base salary of the officer during the three years preceding the termination of employment plus the total bonus and incentive compensation paid to or vested in the officer on the basis of his most recently completed calendar year of employment, (ii) the benefits specified in clause (ii) in the immediately preceding sentence for the applicable severance period and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. A Change in Control is defined in the employment agreements to include any change in control of the Company or the Bank that would be required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of the Company or the Bank and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         The Company and the Bank also have entered into severance agreements with Messrs. Osterholz, Weimert, Bertucci and Nichols. Pursuant to these agreements, an officer would receive specified benefits in the event that his employment was terminated by either of the Employers other than for cause, disability, retirement or death following a Change in Control, as defined above, or the officer terminated his employment under such circumstances because certain adverse actions were taken by the Employers with respect to the officer's employment. The benefits payable under such circumstances consist of
(i) severance payments for a 12-month period or, at the officer's option, a single cash payment in an amount equal to the amount that would have been paid over the severance period, (ii) continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans in which the officer was entitled to participate immediately prior to termination (other than retirement, deferred compensation or stock compensation plans of the Employers) until the earlier of expiration of the 12-month severance period and the officer's obtainment of full-time employment by another employer which provides substantially similar benefits at no cost to the officer and (iii) supplemental benefits under the retirement and deferred compensation plans and individual insurance policies maintained by the Employers, determined as if the officer had accumulated the additional years of credited service thereunder that he would have received had he continued in the employment of the Bank during the applicable severance period at the annual compensation level represented by his severance pay. The aggregate amounts to be received under the severance agreements range from $74,330 to $99,635.

         The employment agreements and the severance agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

DEFERRED COMPENSATION AGREEMENT

         In December 1986, the Bank and Mr. Timmerman entered into a deferred compensation agreement pursuant to which the Bank agreed to pay Mr. Timmerman or his beneficiary the sum of $300,000 over ten years upon his retirement, death, disability, termination without his consent, or termination for health reasons. This agreement was amended in July 1992 to provide that the amount to be distributed thereunder shall be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could be purchased in the initial public offering of Common Stock by the Company with $300,000 (regardless whether such shares actually were purchased in this manner). The Bank funded the payment of shares under the deferred compensation agreement by initially contributing $300,000 (which it previously had expensed for financial statement reporting purposes) and an additional $90,000 to a rabbi trust (the "Trust") which purchased 30,000 shares of Common Stock in the open market following consummation of the initial public offering. In December, 1998 the Company contributed 5,000 shares of Common Stock for the benefit of Mr. Timmerman. The shares of Common Stock held in the Trust are voted by an independent trustee prior to distribution to Mr. Timmerman in accordance with the terms of the deferred compensation agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND EXCESS BENEFIT PLAN

         In fiscal 1994, the Bank adopted a Supplemental Executive Retirement Plan ("SERP") in order to supplement the retirement benefits of Mr. Timmerman, and any other officers of the Bank who may be designated pursuant to the SERP, to be received pursuant to the Company's Retirement Plan and the ESOP. Under the SERP, upon retirement from the Company or the Bank at or after the participant's normal retirement date of age 62, a participant shall be entitled to receive an annual retirement benefit equal to the product of (i) 60% of the participant's final average earnings and (ii) a factor, no greater than one, the numerator of which is the participant's years of service and the denominator of which is 15 (the "accrued benefit"). A participant who, with the consent of the administering committee, retires after the early retirement date of age 55 but prior to the normal retirement date is entitled to receive an annual benefit equal to the vested amount of his or her accrued benefit as of the retirement date, as defined in the SERP, reduced by a factor of .25% for each full month by which the date of retirement precedes the participant's normal retirement date. "Final average earnings" is defined in the SERP to mean the average of the highest annual "considered compensation" received by a participant during any three of the current and preceding five calendar years. The Company does not believe that "considered compensation," as defined, differs substantially (by more than 10%) from that set forth in the Summary Compensation Table set forth above. At March 31, 1999, Mr. Timmerman's final average earnings amounted to $557,235 and Mr. Timmerman had 21 years of service with the Bank for purposes of the SERP.

         During fiscal 1994, the Bank also adopted an Excess Benefit Plan ("EBP") for the purpose of permitting employees of the Bank who may be designated pursuant to the EBP to receive certain benefits that the employee otherwise would be eligible to receive under the Company's Retirement Plan and ESOP but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Code. During fiscal 1994, Mr. Timmerman was designated as a participant in the EBP, and during fiscal 1995 Messrs. Helser and Cattelino were designated as participants in the EBP. Pursuant to the EBP, during any fiscal year the Bank generally shall permit a participant to defer the excess of (i) the amount of salary that a participant would have been able to defer under the Retirement Plan but for limitations in the Code over (ii) the actual amount of salary actually deferred by the participant pursuant to the Retirement Plan (provided that the participant executes a supplemental deferral agreement at the times and in the manner set forth in the EBP). The EBP also generally provides that during any fiscal year the Bank shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Bank on behalf of the participant but for limitations in the Code, less the actual amount of matching contributions actually made by the Bank on behalf of the participant. Finally, the EBP generally provides that during any fiscal year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 30 days after the end of each fiscal year.

         During fiscal 1994, the Bank also amended the Trust to permit contributions by the Bank to fund the Bank's obligations under the SERP and the EBP, and in April 1994 the Bank amended the EBP to provide that a participant may elect to direct that amounts credited to the participant's account thereunder shall be treated as if they were actually invested in an interest bearing account, shares of Common Stock or in shares of a mutual fund selected by the participant.

EMPLOYEE LOAN PROGRAMS

         In accordance with applicable federal laws and regulations, the Bank used to offer mortgage loans to its directors, officers and employees for the financing of their primary residences and certain other loans. Generally, prior to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), the Bank offered mortgage loans to its directors and executive officers with interest rates equal to the Bank's cost of funds rounded up to the next highest one-quarter percentage. In addition, loan commitment fees were waived. Consumer loans up to $25,000 were offered to the same individuals at the Bank's cost of funds plus one-half percent rounded to the nearest one-quarter percent. Employees were offered similar preferential terms but at slightly higher interest rates. Except for interest rates and fees, loans made to directors, officers and employees generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         As a result of FIRREA's application of Section 22(h) of the Federal Reserve Act to savings associations, any credit extended by a savings association, such as the Bank, and its subsidiaries to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties;
(iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined. Subsequent to the enactment of FIRREA in August 1989, the Bank adopted a policy to no longer make loans at preferential interest rates to its directors and officers with a title of vice president or above. At March 31, 1999, the Bank had 11 loans with an aggregate principal balance of $1.2 million outstanding to directors and officers with a title of vice president or above, which represented .9% of the Bank's unimpaired capital and surplus at such date.

         The following table sets forth information as to all directors and executive officers, including members of their immediate families and affiliated entities, who had loans with the Bank aggregating $60,000 or more during the fiscal year ended March 31, 1999.



                                                                    Highest Balance     Principal     Interest Rate as
   Name and Position or          Nature of           Year Loan    from April 1, 1998    Balance at        March 31,
      Relationship             Indebtedness (1)         Made       to March 31, 1999  March 31, 1999        1999
   --------------------        ----------------      ---------    ------------------  --------------  ----------------
Pat Richter                  Residential Mortgage       1993       $341,833.85       $319,018.05          6.625%
 Director

J. Anthony Cattelino         Residential Mortgage       1987        110,257.19        106,828.24          5.250
 Senior Vice President -
 Marketing and Retail
 Administration

David L. Weimert              Residential Mortgage      1998        106,000.00        105,053.22          7.200
 First Vice President -
 Lending
 Operations

Ronald R. Osterholz          Residential Mortgage       1988         97,634.88         94,602.02          5.000
 Vice President - Human      2nd Mortgage               1997         34,902.58              0.00          7.890
 Resources                   2nd Mortgage               1998         45,000.00         37,678.65          7.500
                             Unsecured Single           1998          5,000.00              0.00          9.250
                             Payment

Donald F. Bertucci           Line of Credit             1996          7,253.26              0.00          9.500
 First Vice President -      Residential Mortgage       1993         68,380.12              0/00          7.520
 Loan                         Residential Mortgage      1998         66,600.00         66,086.87          6.550
 Administration

Daniel K. Nichols            Residential Mortgage       1998        210,000.00        207,825.24          6.900
 First Vice President -      Line of Credit             1994         10,855.00          9,737.35         10.650
 Commercial Lending

Donald Kropidlowski          Residential Mortgage       1994        100,080.18              0.00          7.000
 Senior Vice President and   Line of Credit             1997         24,665.57              0.00          7.750
 Director

-------------------
 (1) Loans are secured by borrower's principal residence, except as otherwise indicated.

           PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                 (PROPOSAL TWO)


         At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 30,000,000 to 100,000,000. Such amendment was unanimously approved by the Board of Directors of the Company on May 20, 1999.

DISCUSSION OF THE PROPOSED AMENDMENT

         The Company's Articles of Incorporation currently authorize 35,000,000 shares of capital stock, consisting of 30,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.10 per share ("Preferred Stock"). The proposed amendment to the Articles of Incorporation would increase the number of shares of authorized capital stock by 70,000,000 shares, from 35,000,000 shares to 105,000,000 shares. If the amendment is authorized, the first paragraph of Article 5 of the Company's Articles of Incorporation would be amended to read as follows:

         "The total number of shares of capital stock which the Corporation has authority to issue is 105,000,000, of which 5,000,000 shall be serial preferred stock, $.10 par value per share (hereinafter the "Preferred Stock"), and 100,000,000 shall be common stock, par value $.10 per share (hereinafter the "Common Stock"). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation."

         As of June 7, 1999, after the issuance of shares of Common Stock in connection with the acquisition of FCB Financial Corp. there were ________ shares of Common Stock outstanding. At such date, an aggregate of 2,162,076 shares of Common Stock were reserved for issuance pursuant to the Company's 1992 Stock Incentive Plan, 1992 Directors' Stock Option Plan, 1995 Stock Incentive Plan and 1995 Directors' Stock Option Plan, and an additional 421,530 shares of Common Stock were reserved for issuance pursuant to options issued in connection with the acquisition of FCB Financial Corp.

         Accordingly, an aggregate of 2,583,606 shares of Common Stock are currently outstanding or reserved for issuance under the Company's stock compensation plans leaving only _______ shares of Common Stock not reserved and available for future issuances.

         The Board of Directors of the Company has determined that the number of shares of authorized Common Stock should be increased to provide the Company with the flexibility to conduct the Company's future operations, including the issuance, distribution, exchange or reservation of shares of Common Stock for stock dividends, acquisitions, financings and employee stock compensation plans. The Board of Directors currently has no specific plans to issue additional Common Stock, except pursuant to the Company's director and employee stock compensation plans, as discussed above.

         Under certain circumstances, authorized but unissued shares of Common Stock and Preferred Stock can provide the Board of Directors of the Company with a means of discouraging an unsolicited change in control of the Company. Although the proposed amendment may allow the Board of Directors to issue additional shares of Common Stock in the event of an unsolicited attempt to acquire control of the Company as a means of discouraging a hostile acquiror, the Board of Directors has no present intention of using the existing or proposed authorized but unissued Common Stock or the existing authorized but unissued Preferred Stock for such purpose, except to the extent that such an issuance could occur pursuant to the Company's existing Shareholder Rights Plan. The Board of Directors is not presently aware of any plans to acquire control of the Company.

         Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders who desire to maintain their interests may be able to do so through normal market purchases, however.

         If stockholders of the Company approve the proposed amendment to the Articles of Incorporation, the Company will file articles of amendment to the Company's Articles of Incorporation with the Wisconsin Department of Financial Institutions reflecting the proposed increase in authorized capitalization.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF ADOPTION OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.



             PROPOSAL TO ADOPT THE 1999 EMPLOYEE STOCK PURCHASE PLAN
                                (PROPOSAL THREE)


GENERAL

         The Board of Directors of the Company has adopted the 1999 Employee Stock Purchase Plan, which is intended as an incentive to encourage all eligible employees of the Company to acquire stock ownership in the Company through payroll deductions so that they may share in its future growth and performance.

DESCRIPTION OF THE PURCHASE PLAN

         The following description of the Purchase Plan is a summary of its terms and is qualified in its entirety by reference to the Purchase Plan, a copy of which is attached hereto as Appendix A.

         The Purchase Plan will be administered by a committee of the Board of Directors of the Company (the "Committee"). All questions of interpretation of the Purchase Plan or any option under the plan shall be determined by the Committee. The Committee may delegate any or all administrative functions under the Purchase Plan and it is anticipated that the Company's transfer agent will assist in administering the Purchase Plan.

         Pursuant to the Purchase Plan, shares of the Company's Common Stock will be offered to employees of the Company in up to two phases known as "Offering Periods" during which payroll deductions will be accumulated under the Purchase Plan during any calendar year. Generally, the Company will have two six month Offering Periods each year. It is anticipated that the first Offering Period will commence on July 1, 1999, and that Offering Periods will continue consecutively on each January 1 and July 1 thereafter.

         The aggregate number of shares of Common Stock which may be purchased pursuant to the Purchase Plan is 300,000 shares, subject to any adjustment in the event of stock dividends, stock splits, recapitalizations or other changes in the outstanding Common Stock. Such shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in private or open market transactions, subject to any required regulatory approval.

         All regular employees of the Company or any parent or subsidiary, including officers whether or not directors, employed for more than 20 hours per week are eligible to enroll in the Purchase Plan by completing a payroll deduction form provided by the Company. Employees who own or hold options to purchase 5% or more of the outstanding Common Stock may not participate in the Purchase Plan. Upon enrollment, an employee shall elect to make contributions to the Purchase Plan by payroll deductions in an aggregate amount not less than 1% nor more than 10% of such employee's total compensation. Employees may not make any separate cash payment to purchase shares pursuant to the Purchase Plan. No participant may purchase Common Stock under the Purchase Plan at a rate that exceeds $25,000 of Common Stock, determined at the time options are granted, during each calendar year.

         On the first business day of each Offering Period, the Company will grant to each eligible employee who is then a participant in the Purchase Plan an option to purchase shares of the Common Stock of the Company at an option price determined by the Committee, which shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the shares on the first business day of an Offering Period, or (b) the fair market value of the shares on the last business day of such Offering Period. Shares are purchased on the last day of the Offering Period. A participant may voluntarily withdraw from the Purchase Plan at any time during an Offering Period by filing notice with the Company, and any accumulated payroll deductions applicable to such option will be refunded.

AMENDMENTS

         The Board may at any time amend or terminate the Purchase Plan, except that such termination cannot affect options previously granted under the plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Purchase Plan or would change the designation of corporations whose employees may be offered options under the plan. Notwithstanding any other provision of the plan to the contrary, in the event of an amendment to the Purchase Plan which affects the rights or privileges of options to be offered under the plan, each participant with an outstanding option shall have the right to exercise such outstanding option on the effective date of the amendment and to participate in the Purchase Plan for the remaining term of such outstanding option pursuant to the terms and conditions of the plan as amended.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in an offering under the plan will not realize income at the time the offering commences or when the shares purchased under the Purchase Plan are transferred to him or her. If an employee disposes of such shares (including by way of gift) after two years from the date the offering of such shares commences and after one year from the date of the transfer of such shares to him or her, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the lesser of (i) the excess of the fair market value of such shares at the time of disposition over the purchase price, or (ii) the excess of the fair market value of the shares at the time the option was granted over the purchase price (determined as if the option were exercised on the date of grant). The employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of the disposition will be a long-term capital gain or loss. In such event, the Company will not be entitled to any tax deduction from income.

         If an employee disposes of the shares purchased under the Purchase Plan within such two-year or one-year period, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be a short-term capital gain or loss. In the event of a disposition within such two-year or one-year period, and as long as any applicable withholding obligations are satisfied, the Company will be entitled to a tax deduction from income for compensation paid in an amount equal to the amount the employee is required to include in income as a result of such disposition.

BENEFITS

         Participation in the Purchase Plan and the level of contributions are totally at the discretion of employees of the Company. Accordingly, it is not possible to set forth amounts of shares to be purchased or the benefits to be received by officers and employees under the Purchase Plan. In general, participants will receive a benefit equal to the discount from the market price on the purchase of Common Stock, which will be up to fifteen percent of the market value of a share of Common Stock as reported by the Nasdaq Stock Market, Inc., times the number of shares purchased under the plan.

STOCKHOLDER APPROVAL

         Stockholder ratification of the Purchase Plan will enable officers who participate to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act, to satisfy requirements for employee stock purchase plans under the Code and to comply with listing requirements for the Nasdaq Stock Market, Inc. In the event that stockholder approval of the Purchase Plan is not received before the last day of the first Offering Period, any and all Options granted on the first business day of the first Offering Period shall be rescinded, and the Company shall promptly refund the balance of each participating eligible employee's deductions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (PROPOSAL FOUR)


         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.



                              STOCKHOLDER PROPOSALS


         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in July 2000, must be received at the principal executive offices of the Company, 25 West Main Street, Madison, Wisconsin 53703, Attention: J. Anthony Cattelino, Vice President and Secretary, no later than February 26, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II, Section 2.17 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Stockholder proposals for the company's next annual meeting to be held in 2000, which are not intended to be included in the company's proxy materials for such meeting must be received at the company's executive offices by April 26, 2000. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

ANNUAL REPORTS


         A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.


                                  OTHER MATTERS


         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                      [This page intentionally left blank]

                                                                      APPENDIX A


                          ANCHOR BANCORP WISCONSIN INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I
                              ESTABLISHMENT OF PLAN

         Anchor BanCorp Wisconsin Inc. (the "Company") hereby establishes this 1999 Employee Stock Purchase Plan (the "Plan") on the terms and conditions hereinafter set forth. The Company intends that this Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

                                   ARTICLE II
                                     PURPOSE

         The Plan is established to provide eligible employees of the Company and any current or future parent and/or subsidiary corporation(s) of the Company (collectively referred to as the "Company") with an opportunity through payroll deductions to acquire a proprietary interest in the Company by the purchase of common stock, par value $.10 per share of the Company ("Common Stock"). For purposes of this Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code. Because a participant in the Plan (a "Participant") may withdraw the Participant's accumulated payroll deductions and terminate participation in the Plan at any time during an Offering Period as defined below, the Participant is, in effect, given an option which may or may not be exercised during any Offering Period.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         The number of shares which may be issued under this Plan shall be 300,000 (the "Shares"); and such Shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company from stockholders of the Company in public or private transactions. In the event that any option granted under the Plan (an "Option") for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be the subject of an Option.

                                   ARTICLE IV
                                 ADMINISTRATION

         The Plan shall be administered by a duly appointed committee of the Board of directors of the Company having such powers as shall be specified by the Board ("Committee"). All questions of interpretation of the Plan or of any Options shall be determined by the Committee and shall be final and binding upon all persons having an interest in the Plan and/or any Option, unless otherwise determined by the Board. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Options granted pursuant to the Plan; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. All expenses incurred in connection with the administration of the Plan shall be held by the Company.

                                    ARTICLE V
                                   ELIGIBILITY

         Any employee of the Company who is employed by the Company for at least twenty (20) hours per week on a regular basis is eligible to participate in the Plan, provided that employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of Section 423(b)(3) of the Code shall not be eligible to participate in the Plan.

                                   ARTICLE VI
                                 OFFERING DATES

         (a) INDIVIDUAL OFFERING PERIODS. The Committee may establish up to two Offering Periods during which payroll deductions will be accumulated under the Plan during any calendar year, provided, however, that there may be only one Offering Period outstanding at any one time. The Committee shall announce an Offering Period by taking actions reasonably expected to notify all employees of the Offering Period. Each Offering Period shall include only regular paydays falling within it.

         (b) GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision to the contrary, any Option granted pursuant to the Plan shall be subject, in addition to the requirements specified in Article XX, to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Options and/or Shares, and (ii) in the case of Options relating to an Offering Period after an amendment to the Plan, obtaining any necessary approval of the stockholders of the Company required by Article XIX.

                                   ARTICLE VII
                            PARTICIPATION IN THE PLAN

         (a) INITIAL PARTICIPATION. An eligible employee shall become a Participant in an Offering Period after satisfying the eligibility requirements by delivering to the Company's Human Resources Department a subscription agreement authorizing payroll deductions not less than ten (10) business days prior to such Offering Period. An eligible employee who does not deliver a subscription agreement to the Company's Human Resources Department ten (10) business days prior to an Offering Period after becoming eligible to participate in the Plan shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing the subscription agreement with the Company at least ten (10) business days prior to a subsequent Offering Period.

         (b) CONTINUED PARTICIPATION. A Participant shall automatically participate in each successive Offering Period until such time as such Participant withdraws from the Plan pursuant to Article XII. A Participant is not required to file any additional subscription agreements for subsequent Offering Periods in order to continue participation in the Plan. A Participant may not concurrently participate in more than one Offering Period.

                                  ARTICLE VIII
                                 PURCHASE PRICE

         (a) PURCHASE PRICE. The purchase price at which Shares shall be sold in any Offering Period under the Plan shall be set by the Committee; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the first business day in the Offering Period, or (b) the fair market value of the Shares on the last business day of such Offering Period. Unless otherwise provided by the Committee prior to the commencement of an Offering Period, the purchase price for the Offering Period shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the first business day in the Offering Period or
(b) the fair market value of the Shares on the last business day of such Offering Period.

         (b) FAIR MARKET VALUE. The fair market value of a Share shall be the closing sale price on the date in question of a share of Common Stock on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the closing sale price of a share of such stock on the date in question on the Nasdaq Stock Market or any system then in use, or if closing sale prices are not available, the highest closing bid quotation with respect to a share of such stock on the date in question on the Nasdaq Stock Market, or if no such quotations are available, the fair market value on the date in question of a Share shall be as determined by the Committee in good faith.

                                   ARTICLE IX
                  PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         (a) ACCUMULATION OF PAYROLL DEDUCTIONS. The purchase price of the Shares shall be accumulated by payroll deductions over the Offering Period. Deductions made from the Participant's pay on each payday during the Offering Period shall not be less than one percent (1%) nor more than ten percent (10%) of the Participant's total compensation for that pay period. Total compensation means total taxable compensation paid to an employee and reflected on such employee's Internal Revenue Service Form W-2, as prepared by the Company, including salary, commissions, bonuses, overtime pay, shift differentials, vacation pay and holiday pay, and shall also include any contributions made by the Company on behalf of an employee pursuant to a salary deferral agreement pursuant to Code Section 401 and/or Code Section 125. Payroll deductions shall commence on the first payday during the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

         (b) CHANGE IN PAYROLL DEDUCTION RATE. A Participant may not decrease or increase the rate of payroll deductions during an Offering Period. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not less than ten (10) business days prior to such subsequent Offering Period.

         (c) PARTICIPANT ACCOUNTS. Individual accounts shall be maintained for each Participant in the Plan. All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and shall be deposited with the general funds of the Company. Interest shall be paid on, and added to, such amounts at the same rate and in the same manner as interest is paid on a regular passbook savings account with the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                                    ARTICLE X
                               PURCHASE OF SHARES

         (a) PURCHASE. On the last business day of an Offering Period, a Participant shall automatically purchase, subject to the limitations in Article X(b) and X(c) below, that number of Shares, including fractional Shares, that can be acquired based on funds credited to the Participant's account pursuant to
Article IX(c) at the purchase price established for the Offering Period pursuant to Article VIII. Any cash balance remaining in a Participant's account shall be credited to the Participant's account for a succeeding Offering Period, provided that such succeeding period commences no later than thirty (30) days after the current Offering Period, unless the Participant elects to have such balance refunded as soon as practicable after the last day of the Offering Period. No Shares shall be purchased on behalf of a Participant whose participation in the Plan has terminated prior to the last day of the Offering Period.

         (b) SHARE LIMITATION. Subject to paragraph (c) of this Article X, the maximum number of Shares which a Participant may purchase in each Offering Period shall be that number of whole Shares arrived at by dividing $25,000 by the fair market value of a Share, as described in Article VIII, on the first business day in the Offering Period.

         (c) FAIR MARKET VALUE LIMITATION. No Participant shall be granted an Option which permits his or her rights to purchase shares of Common Stock under this Plan and any similar plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, as determined in accordance with Section 423(b)(8) of the Code.

         (d) RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until shares are purchased and recorded to a Participant's account pursuant to the exercise of the Participant's Option. Unless otherwise determined by the Committee, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock is purchased. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

                                   ARTICLE XI
                                     LEGENDS

         Any certificate representing any Shares issued hereunder shall have endorsed thereon such legends as may be designated by the Company.

                                   ARTICLE XII
                                   WITHDRAWAL

         (a) NOTICE OF WITHDRAWAL. A Participant may withdraw from the Plan by signing and delivering to the Company's Human Resources Department a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period.

         (b) RETURN OF PAYROLL DEDUCTIONS; SUBSEQUENT PARTICIPANT. Upon withdrawal from the Plan, the withdrawn Participant's accumulated payroll deductions shall be returned to the Participant and the Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any succeeding Offering Period under the Plan by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

         (c) ISSUANCE OF SHARE CERTIFICATES. A Participant may withdraw any number of whole Shares held in the Plan at any time by notifying the Company's Human Resources Department, in writing. The transfer agent will issue the Participant a certificate for the number of whole Shares requested, and will retain any whole or fractional Shares in the Participant's account in the Plan if the Participant continues participation in the Plan. If a Participant makes a complete withdrawal from the Plan, the transfer agent will issue the Participant a share certificate for all whole Shares held in a Participant's account and remit any fractional share interest in cash.

                                  ARTICLE XIII
                            TERMINATION OF EMPLOYMENT

         Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an eligible employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account shall be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all rights under the Plan shall terminate. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Article V.

                                   ARTICLE XIV
                  REPAYMENT OF PAYROLL DEDUCTIONS WITH INTEREST

         In the event a Participant's interest in the Plan is terminated, the Company shall promptly deliver to the Participant the payroll deductions credited to the Participant's account, with interest as provided herein.

                                   ARTICLE XV
                                 CAPITAL CHANGES

         In the event of changes in the Common Stock of the Company due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments shall be made by the Company in the Shares subject to purchase and in the purchase price per share.

                                   ARTICLE XVI
                                NONASSIGNABILITY

         Only the Participant may elect to exercise the Participant's Option by continuing participation in the Plan, and no rights or accumulated payroll deductions of any Participant under the Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election by the Participant to withdraw from the Plan.

                                  ARTICLE XVII
                                     REPORTS

         Each Participant shall receive promptly after the last day of each Offering Period a report of the Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance, if any, to be refunded or applied to a succeeding Offering Period pursuant to Article X(a).


                                  ARTICLE XVIII
                                    PLAN TERM

         This Plan will continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

                                   ARTICLE XIX
                      AMENDMENT OR TERMINATION OF THE PLAN

         The Board may at any time amend or terminate the Plan, except that such termination cannot affect Options previously granted under the Plan, nor may any amendment make any change in an Option previously granted which would adversely affect the right of any Participant, nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the designation of corporations whose employees may be offered Options under the Plan. Notwithstanding any other provision of the Plan to the contrary, in the event of an amendment to the Plan which affects the rights or privileges of Options to be offered under the Plan, each Participant with an outstanding Option shall have the right to exercise such outstanding Option on the effective date of the amendment and to participate in the Plan for the remaining term of such outstanding Option pursuant to the terms and conditions of the Plan as amended. If in accordance with the preceding sentence a Participant elects to exercise such outstanding Option and to commence participation in the Plan as amended on the effective date of such amendment, the Participant shall be deemed to have received a new Option on such effective date.

                                   ARTICLE XX
                            APPROVAL OF STOCKHOLDERS

         This Plan shall be subject to approval by the holders of the Common Stock of the Company at a duly called meeting of stockholders, which approval must occur within the period ending twelve months after the date on which this Plan was adopted by the Board of Directors. In the event that the approval of the stockholders is not received before the last day of the first Offering Period, any and all Options granted on the first business day of the first Offering Period shall be rescinded, and the Company shall promptly refund the balance of each participating eligible employee's deductions, with interest as provided herein.

                                   ARTICLE XXI
                                  GOVERNING LAW

         To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Wisconsin.

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

        REVOCABLE PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANCHOR BANCORP WISCONSIN INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 27, 1999 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of June 18, 1999, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza, 4402 E. Washington Avenue, Madison, Wisconsin on July 27, 1999, at 2:00 p.m., Central Time, and at any adjournment of said meeting and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.












           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            \/ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED  \/
--------------------------------------------------------------------------------


                ANCHOR BANCORP WISCONSIN INC. 1999 ANNUAL MEETING

1. ELECTION OF DIRECTORS:

   (for three-year term) 1-PAT RICHTER 2-DONALD D. PARKER 3-RICHARD A. BERGSTROM | | FOR all              | | WITHHOLD AUTHORITY
                                                                                     nominees listed to       to vote for all
   (for one-year term)   4-DONALD D. KROPIDLOWSKI                                    the left (except as      nominees listed to the
                                                                                     specified below).        left.


                                                                                ----------------------------------------------------
(Instructions:  To withhold authority to vote for any indicated nominee,        |                                                  |
write the number(s) of the nominee(s) in the box provided to the right.) >      |                                                  |
                                                                                |                                                  |
                                                                                ----------------------------------------------------


2. PROPOSAL to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 30,000,000 to
   100,000,000 shares.                                                                         | | FOR | | AGAINST | | ABSTAIN

3. PROPOSAL to approve the 1999 Employee Stock Purchase Plan.                                  | | FOR | | AGAINST | | ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's independent        | | FOR | | AGAINST | | ABSTAIN
   auditors for the fiscal year ending March 31, 2000.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                 NO. OF SHARES
                                                                                 -------------
CHECK APPROPRIATE BOX
INDICATE CHANGES BELOW:
ADDRESS CHANGE?  | |   NAME CHANGE?  | |         Date
                                                       ---------------------------

                                                                                 Signature(s) in Box

                                                                                 Please sign this exactly as your name(s) appear(s)
                                                                                 on this proxy.  Which signing in a representative
                                                                                 capacity, please give title.   When shares are held
                                                                                 jointly, only one holder need sign.


                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs Old Kent Bank, the Trustee of the Trust created pursuant to the AnchorBank, S.S.B. 401(k) Retirement Plan ("401(k) Retirement Plan"), to vote the shares of Common Stock of Anchor BanCorp Wisconsin, Inc. (the "Company") which were allocated to my account as of June 18, 1999, pursuant to the Retirement Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 1999.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.











           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            \/ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED \/

------------------------------------------------------------------------------------------------------------------------------------

                             401(K) RETIREMENT PLAN
                ANCHOR BANCORP WISCONSIN INC. 1999 ANNUAL MEETING

1. ELECTION OF DIRECTORS:
   (for three-year term) 1-PAT RICHTER 2-DONALD D. PARKER 3-RICHARD A. BERGSTROM  | |   FOR all             | |  WITHHOLD AUTHORITY
                                                                                        nominees listed to       to vote for all
   (for one-year term)   4-DONALD D. KROPIDLOWSKI                                       the left (except as      nominees listed
                                                                                        specified below).        to the left.


                                                                                ----------------------------------------------------
(Instructions:  To withhold authority to vote for any indicated nominee,        |                                                  |
write the number(s) of the nominee(s) in the box provided to the right.) >      |                                                  |
                                                                                |                                                  |
                                                                                ----------------------------------------------------

2. PROPOSAL to approve an amendment to the Company's Articles of                  [ ]   FOR     [ ]   AGAINST   [ ]  ABSTAIN
   Incorporation to increase the number of authorized shares of the Company's common stock from 30,000,000 to 100,000,000 shares.

3. PROPOSAL to approve the 1999 Employee Stock Purchase Plan.                     [ ]   FOR     [ ]   AGAINST   [ ]  ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young LLP as the                 [ ]   FOR     [ ]   AGAINST   [ ]  ABSTAIN
   Company's independent auditors for the fiscal year ending March 31,
   2000.

5. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NO. OF SHARES

CHECK APPROPRIATE BOX
INDICATE CHANGES BELOW:
ADDRESS CHANGE?  | |   NAME CHANGE?  | |         Date
                                                     ---------------------------



------------------------------------------------------------------------------------------------------------------------------------


                                                                                Signature(s) in Box

                                                                                If you return this card properly signed but do not
                                                                                otherwise specify, shares will be voted FOR election
                                                                                of the Board of Directors' nominees to the Board of
                                                                                Directors and FOR Proposal 2, FOR Proposal 3 and FOR
                                                                                Proposal 4. If you do not return this card, shares
                                                                                will be voted by the Trustee of the Retirement Plan.

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby instructs the Trustees of the Trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Anchor BanCorp Wisconsin, Inc. (the "Company"), to vote the shares of Common Stock of the Company which were allocated to my account as of June 18, 1999, pursuant to the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 1999.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.








           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
            \/ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED \/
------------------------------------------------------------------------------------------------------------------------------------
                                      ES0P
                ANCHOR BANCORP WISCONSIN INC. 1999 ANNUAL MEETING


1. ELECTION OF DIRECTORS:

   (for three-year term) 1-PAT RICHTER 2-DONALD D. PARKER 3-RICHARD A. BERGSTROM  | | FOR all               | |   WITHHOLD AUTHORITY
                                                                                      nominees listed to          to vote for all
   (for one-year term)   4-DONALD D. KROPIDLOWSKI                                     the left (except as         nominees listed to
                                                                                      specified below).           the left.

                                                                                ----------------------------------------------------
(Instructions:  To withhold authority to vote for any indicated nominee, write  |                                                  |
 the number(s) of the nominee(s) in the box provided to the right.)             |                                                  |
                                                                                |                                                  |
                                                                                ----------------------------------------------------

2. PROPOSAL to approve an amendment to the Company's Articles of Incorporation    | |   FOR     | |   AGAINST | |  ABSTAIN
   to increase the  number of authorized shares of the Company's common stock from 30,000,000 to 100,000,000 shares.

3. PROPOSAL to approve the 1999 Employee Stock Purchase Plan.                     | |   FOR     | |   AGAINST | |  ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's       | |   FOR     | |   AGAINST | |  ABSTAIN
   auditors for the fiscal year independent ending March 31, 2000.

5. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                NO. OF SHARES

  CHECK APPROPRIATE BOX
  INDICATE CHANGES BELOW:
  ADDRESS CHANGE?  | |   NAME CHANGE?  | |         Date
                                                        ------------------------




------------------------------------------------------------------------------------------------------------------------------------


                                                                                Signature(s) in Box

                                                                                If you return this card properly signed but do not
                                                                                otherwise specify, shares will be voted FOR election
                                                                                of the Board of Directors' nominees to the Board of
                                                                                Directors FOR Proposal 2, FOR Proposal 3 and FOR
                                                                                Proposal 4.  If you do not return this card, shares
                                                                                will be voted by the Trustee of the ESOP in the same
                                                                                proportion as the allocated shares under the ESOP
                                                                                have voted.

                          ANCHOR BANCORP WISCONSIN INC.
                         ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby instructs the Trustees of the Trust created pursuant to the Management Recognition Plans ("Recognition Plans") of Anchor BanCorp Wisconsin, Inc. (the "Company"), to vote the shares of Common Stock of the Company which were granted to me as of June 18, 1999 pursuant to the Recognition Plans upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on July 27, 1999.

1. ELECTION OF DIRECTORS

   | |     FOR all nominees listed           | |     WITHHOLD AUTHORITY
           below (except as marked                   to vote for all nominees
           to the contrary below)                    listed below

   Nominees for three-year term:             Pat Richter, Donald D. Parker and Richard A. Bergstrom
   Nominees for one-year term:               Donald D. Kropidlowski

   (INSTRUCTIONS:  TO  WITHHOLD  AUTHORITY  TO VOTE  FOR ONE OR MORE OF THE  NOMINEES,  WRITE
   THE  NAMES  OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)
------------------------------------------------------------------------------------------------------------------------------------
2. PROPOSAL to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 30,000,000 to 100,000,000 shares.

     | |     FOR                             | |     AGAINST                                 | |     ABSTAIN

3. PROPOSAL to approve the 1999 Employee Stock Purchase Plan.

     | |     FOR                             | |     AGAINST                                 | |     ABSTAIN

4. PROPOSAL to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

     | |     FOR                             | |     AGAINST                                 | |     ABSTAIN

5. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

   The Company's Board of Directors recommends a vote FOR election of the Board of Directors' nominees to the Board of Directors, FOR Proposal 2, FOR
Proposal 3 and FOR Proposal 4. Such votes are hereby solicited by the Board of Directors.

                                                     Dated:                           , 1999
                                                           --------------------------


                                                     --------------------------------
                                                     Signature


                                                     If you return this card properly signed but do not
                                                     otherwise specify, shares will be voted FOR election
                                                     of the Board of Directors' nominees to the Board of
                                                     Directors, FOR Proposal 2, FOR Proposal 3 and FOR
                                                     Proposal 4. If you do not return this card, shares
                                                     will be voted by the Trustees of the Recognition
                                                     Plans.

June 25, 1999

To: Participants in the Retirement Plan of AnchorBank, S.S.B.


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the AnchorBank Retirement Plan ("Retirement Plan") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Retirement Plan by marking, dating, signing and returning the enclosed voting instruction ballot to Old Kent Bank, the Trustee of the Retirement Plan (the "Trustee"), in the accompanying envelope. Your voting instructions will remain completely confidential. Only representatives of the Trustee, who will tabulate the voting instructions, will have access to your ballots. The Trustee will certify the totals to the Company for the purpose of having those shares voted. No person associated with the Company or the Bank will see the individual voting instructions.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Retirement Plan are not received, the shares allocated to your account will be voted by the Trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the Retirement Plan. You will receive other voting materials for those shares owned by you individually and not under the Retirement Plan.

Sincerely,



Douglas J. Timmerman
President

June 25, 1999


To: Participants in the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership
    Plan


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Anchor BanCorp Wisconsin Inc. Employee Stock Ownership Plan ("ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the ESOP in the accompanying envelope. The ESOP Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the ESOP.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted by the Trustees in the same ratio on each matter for which instructions for allocated shares are received from all participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been allocated to your account under the ESOP. You will receive other voting materials for those shares owned by you individually and not under the ESOP.

Sincerely,



Douglas J. Timmerman
President

June 25, 1999


To: Persons Granted Restricted Stock Under the Management Recognition Plans of
    Anchor BanCorp Wisconsin Inc.


As described in the attached materials, your proxy as a stockholder of Anchor BanCorp Wisconsin Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Management Recognition Plans ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the restricted shares granted to you and a postage paid return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the Administrators of the Recognition Plans in the accompanying envelope. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares granted to you will be voted by the Trustees of the Recognition Plans. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates to those shares which have been granted to you under the Recognition Plans. You will receive other voting materials for those shares owned by you individually and not under the Recognition Plans.

Sincerely,



Douglas J. Timmerman
President